SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  June 29, 1998

                            SNAP-ON INCORPORATED
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           (Exact name of registrant as specified in its charter)


 DELAWARE                          1-7724                       39-0622040
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 (State or other              (Commission File            (I.R.S. Employer
 jurisdiction of                Number)                   Identification
 incorporation)                                           Number)


 2801 80th Street
 Kenosha, Wisconsin                                53141-1410
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 (Address of principal executive offices)          (Zip Code)


                               (414) 656-5200
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)


 Item 5.  Other Events.

           From time to time, Snap-on Incorporated (the "Corporation") and its representatives make statements either orally or in writing that are forward-looking. Statements that are not historical facts, including statements (i) that include the words "believes," "expects," "anticipates," or "estimates" or words of similar importance with reference to the Corporation or management; (ii) specifically identified as forward-looking; or (iii) describing the Corporation's or management's future plans, objectives or goals, are forward-looking statements. The Corporation cautions readers that forward-looking statements are subject to risks, uncertainties or other factors that could cause (and in some cases have caused) actual results to differ materially from those described in any such statement. The Corporation is filing this Form 8-K to provide readers with cautionary statements identifying, for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, important factors that could cause the Corporation's actual results to differ materially from those contained in any forward-looking statements made by, or on behalf of, the Corporation. These factors include but are not limited to the following matters.

           Certain important factors that could cause the Corporation's actual results to differ materially from those discussed in any forward-looking statement are: the Corporation's ability to manufacture, distribute, and/or record the sale of products during the implementation of a new computer system involving the replacement of hardware and software components and the enterprise-wide linking of all functions; the Corporation's ability to withstand external negative factors including changes in trade, monetary and fiscal policies, laws and regulations, or other activities of governments or their agencies; significant changes in the current competitive environment; inflation; currency fluctuations or the material worsening of the economic and political situation in Asia; and the achievement of productivity improvements and cost reductions. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement.

           The Corporation operates in a continually changing business
 environment and new factors emerge from time to time.   Readers should
 understand that the Corporation cannot predict such factors nor can it assess the impact, if any, of such factors on the Corporation or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results.

           Readers are cautioned that any forward-looking statement reflects only the beliefs of the Corporation or its management at the time the statement is made. The Corporation disclaims any responsibility to update any forward-looking statement.


                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               SNAP-ON INCORPORATED
                                    (Registrant)


                               By:/s/ Susan F. Marrinan
                                  -------------------------------
                                  Susan F. Marrinan
                                  General Counsel


 Dated:  June 29, 1998